Exhibit 10.11

Execution Version

MASTER GUARANTEE AGREEMENT

dated as of

August 26, 2011,

among

SMART Modular Technologies (Global Memory Holdings), Inc.,

SMART Modular Technologies (Global), Inc.,

SMART Modular Technologies, Inc.,

THE SUBSIDIARY GUARANTORS

IDENTIFIED HEREIN

and

JPMORGAN CHASE BANK, N.A.,

as Administrative Agent

TABLE OF CONTENTS

Page

ARTICLE I

Definitions

SECTION 1.01.	Credit Agreement	B-1
SECTION 1.02.	Other Defined Terms	B-1

ARTICLE II

The Guarantees

SECTION 2.01.	Guarantee	B-3
SECTION 2.02.	Guarantee of Payment; Continuing Guarantee	B-3
SECTION 2.03.	No Limitations	B-3
SECTION 2.04.	Reinstatement	B-5
SECTION 2.05.	Agreement to Pay; Subrogation	B-5
SECTION 2.06.	Information	B-5
SECTION 2.07.	Maximum Liability	B-6
SECTION 2.08.	Payments Free of Taxes	B-6

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01.	Indemnity and Subrogation	B-6
SECTION 3.02.	Contribution and Subrogation	B-7
SECTION 3.03.	Subordination	B-7
SECTION 3.04.	Financial Assistance	B-7

ARTICLE IV

Representations and Warranties

ARTICLE V

Miscellaneous

SECTION 5.01.	Notices	B-8
SECTION 5.02.	Waivers; Amendment	B-8
SECTION 5.03.	Administrative Agent’s Fees and Expenses; Indemnification	B-9
SECTION 5.04.	Successors and Assigns	B-10
SECTION 5.05.	Survival of Agreement	B-10
SECTION 5.06.	Counterparts; Effectiveness; Several Agreement	B-10
SECTION 5.07.	Severability	B-10
SECTION 5.08.	Right of Set-Off	B-11
SECTION 5.09.	Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent	B-11

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SECTION 5.10.	WAIVER OF JURY TRIAL	B-12
SECTION 5.11.	Headings	B-12
SECTION 5.12.	Termination or Release	B-12
SECTION 5.13.	Additional Subsidiary Guarantors	B-12

-ii-

MASTER GUARANTEE AGREEMENT dated as of August 26, 2011 (this “Agreement”), among SMART MODULAR TECHNOLOGIES (GLOBAL MEMORY HOLDINGS), INC., SMART MODULAR TECHNOLOGIES (GLOBAL), INC., SMART MODULAR TECHNOLOGIES, INC., the SUBSIDIARY GUARANTORS identified herein and JPMORGAN CHASE BANK, N.A., as Administrative Agent, on behalf of itself and the other Guaranteed Parties.

Reference is made to the Credit Agreement dated as of August 26, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SMART Modular Technologies (Global Memory Holdings), Inc., a Cayman Islands exempted company (“Holdings”), SMART Modular Technologies (Global), Inc., a Cayman Islands exempted company (the “Parent Borrower”), SMART Modular Technologies, Inc., a California corporation (the “Co-Borrower” and together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent. The Lenders and the Issuing Banks have agreed to extend credit to the Borrowers subject to the terms and conditions set forth in the Credit Agreement. The obligations of the Lenders and the Issuing Banks to extend such credit are conditioned upon, among other things, the execution and delivery of this Agreement. Holdings and the Subsidiary Guarantors are affiliates of the Borrowers, will derive substantial benefits from the extension of credit to the Borrowers pursuant to the Credit Agreement and are willing to execute and deliver this Agreement in order to induce the Lenders and the Issuing Banks to extend such credit. Accordingly, the parties hereto agree as follows:

ARTICLE I

Definitions

SECTION 1.01. Credit Agreement.

(a) Capitalized terms used in this Agreement (including in the introductory paragraph hereto) and not otherwise defined herein have the meanings specified in the Credit Agreement.

(b) The rules of construction specified in Section 1.03 of the Credit Agreement also apply to this Agreement, mutatis mutandis.

SECTION 1.02. Other Defined Terms. As used in this Agreement, the following terms have the meanings specified below:

“Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Borrower” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Borrowers” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Claiming Party” has the meaning assigned to such term in Section 3.02.

“Contributing Party” has the meaning assigned to such term in Section 3.02.

“Credit Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Guaranteed Obligations” means, in the case of any Guarantor, subject to Section 2.07 of this Agreement, (a) the Loan Document Obligations, (b) the Guaranteed Cash Management Obligations and (c) the Guaranteed Swap Obligations.

“Guaranteed Cash Management Obligations” means the due and punctual payment and performance of all obligations of Holdings and the Subsidiaries in respect of any overdraft and related liabilities arising from treasury, depository and cash management services or any automated clearing house transfers of funds provided to Holdings or any Subsidiary (whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor)) that are (a) owed to the Administrative Agent or any of its Affiliates, (b) owed on the Effective Date to a Person that is a Lender or an Affiliate of a Lender as of the Effective Date, (c) owed to a Person that is a Lender or an Affiliate of a Lender at the time such obligations are incurred or (d) owed to any other Person, provided that the obligations owed to any such other Person arose in respect of services provided by such Person in a jurisdiction where none of the Administrative Agent, the Revolving Lenders or any of their Affiliates, at the time such obligations arose, offered to provide such services.

“Guaranteed Swap Obligations” means the due and punctual payment and performance of all obligations of Holdings and the Subsidiaries under each Swap Agreement that (a) is with a counterparty that is the Administrative Agent or any of its Affiliates, (b) is in effect on the Effective Date with a counterparty that is a Lender or an Affiliate of a Lender as of the Effective Date or (c) is entered into after the Effective Date with any counterparty that is a Lender or an Affiliate of a Lender at the time such Swap Agreement is entered into.

“Guaranteed Parties” means (a) each Lender, (b) each Issuing Bank, (c) the Administrative Agent, (d) each Joint Bookrunner, (e) each Person to whom any Guaranteed Cash Management Obligations are owed, (f) each counterparty to any Swap Agreement the obligations under which constitute Guaranteed Swap Obligations, (g) the beneficiaries of each indemnification obligation undertaken by any Loan Party under any Loan Document and (h) the permitted successors and assigns of each of the foregoing.

“Guarantors” means Holdings and the Subsidiary Guarantors.

“Holdings” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Loan Document Obligations” means (a) the due and punctual payment by the Borrowers of (i) the principal of and interest at the applicable rate or rates provided in the Credit Agreement (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, (ii) each payment required to be made by any Borrower under the Credit Agreement in respect of any Letter of Credit, when and as due, including payments in respect of reimbursement of disbursements, interest thereon and obligations to provide cash collateral, and (iii) all other monetary obligations of the Borrowers under or pursuant to the Credit Agreement and each of the other Loan Documents, including obligations to pay fees, expense reimbursement obligations and indemnification obligations, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), (b) the due and punctual payment and performance of all other obligations of the Borrowers under or pursuant to each of the Loan Documents and (c) the due and punctual payment and performance of all the obligations of each other Loan Party under or pursuant to this

Agreement and each of the other Loan Documents (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding).

“Luxembourg Subsidiary Guarantor” means any Subsidiary Guarantor that is organized and existing under the laws of Luxembourg.

“Subsidiary Guarantors” means the Subsidiaries identified as such on Schedule I and each other Subsidiary that becomes a party to this Agreement as a Subsidiary Guarantor after the Effective Date pursuant to Section 5.13; provided that if a Subsidiary is released from its obligations as a Subsidiary Guarantor hereunder as provided in Section 5.12(b), such Subsidiary shall cease to be a Subsidiary Guarantor hereunder effective upon such release.

“Supplement” means an instrument in the form of Exhibit A hereto, or any other form approved by the Administrative Agent, and in each case reasonably satisfactory to the Administrative Agent.

ARTICLE II

The Guarantees

SECTION 2.01. Guarantee. Each Guarantor irrevocably and unconditionally guarantees to each of the Guaranteed Parties, jointly with the other Guarantors and severally, as a primary obligor and not merely as a surety, by way of an independent payment obligation, the due and punctual payment and performance of its Guaranteed Obligations. Each Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, or amended or modified, without notice to or further assent from it, and that it will remain bound upon its guarantee hereunder notwithstanding any such extension or renewal, or amendment or modification, of any of the Guaranteed Obligations. Each Guarantor waives presentment to, demand of payment from and protest to the Borrowers or any other Loan Party of any of the Guaranteed Obligations, and also waives notice of acceptance of its guarantee and notice of protest for nonpayment.

SECTION 2.02. Guarantee of Payment; Continuing Guarantee. Each Guarantor further agrees that its guarantee hereunder constitutes a guarantee of payment when due (whether or not any bankruptcy or similar proceeding shall have stayed the accrual of collection of any of the Guaranteed Obligations or operated as a discharge thereof) and not merely of collection, and waives any right to require that any resort be had by the Administrative Agent or any other Guaranteed Party to any security held for the payment of any of the Guaranteed Obligations or to any balance of any deposit account or credit on the books of the Administrative Agent or any other Guaranteed Party in favor of the Borrowers, any other Loan Party or any other Person. Each Guarantor agrees that its guarantee hereunder is continuing in nature and applies to all of its Guaranteed Obligations, whether currently existing or hereafter incurred.

SECTION 2.03. No Limitations.

(a) Except for the termination or release of a Guarantor’s obligations hereunder as expressly provided in Section 5.12 and the limitations set forth in Section 2.07 or in the Supplement pursuant to which such Guarantor became a party hereto, the obligations of each Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise of any of the Guaranteed Obligations, and shall not be subject to any defense or set-off, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality or unenforceability of any of the Guaranteed Obligations, any impossibility in the performance of any of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, except for the termination or release of its obligations hereunder as expressly provided in Section 5.12, the obligations of each Guarantor hereunder shall not be discharged or impaired or otherwise affected by:

(i) the failure of any Guaranteed Party or any other Person to assert any claim or demand or to enforce any right or remedy under the provisions of any Loan Document or otherwise;

(ii) any rescission, waiver, amendment, restatement or modification of, or any release from any of the terms or provisions of, any Loan Document or any other agreement, including with respect to any other Guarantor under this Agreement;

(iii) the release of, or any impairment of or failure to perfect any Lien on, any security held by any Guaranteed Party for any of the Guaranteed Obligations;

(iv) any default, failure or delay, wilful or otherwise, in the performance of any of the Guaranteed Obligations;

(v) any other act or omission that may or might in any manner or to any extent vary the risk of any Guarantor or otherwise operate as a discharge of any Guarantor as a matter of law or equity (other than the payment in full in cash of all the Guaranteed Obligations);

(vi) any illegality, lack of validity or lack of enforceability of any of the Guaranteed Obligations;

(vii) any change in the corporate existence, structure or ownership of any Loan Party, or any insolvency, bankruptcy, reorganization or other similar proceeding affecting any Loan Party or its assets or any resulting release or discharge of any of the Guaranteed Obligations;

(viii) the existence of any claim, set-off or other rights that any Guarantor may have at any time against any Borrower, the Administrative Agent, any other Guaranteed Party or any other Person, whether in connection with the Credit Agreement, the other Loan Documents or any unrelated transaction;

(ix) this Agreement having been determined (on whatsoever grounds) to be invalid, non-binding or unenforceable against any other Guarantor ab initio or at any time after the Effective Date;

(x) the fact that any Person that, pursuant to the Loan Documents, was required to become a party hereto may not have executed or is not effectually bound by this Agreement, whether or not this fact is known to the Guaranteed Parties;

(xi) any action permitted or authorized hereunder; or

(xii) any other circumstance (including any statute of limitations), or any existence of or reliance on any representation by the Administrative Agent, any Guaranteed Party or any other Person, that might otherwise constitute a defense to, or a legal or equitable discharge of, any Borrower, any Guarantor or any other guarantor or surety (other than the payment in full in cash of all the Guaranteed Obligations (excluding contingent obligations (other than any such obligations in respect of a Letter of Credit) as to which no claim has been made)).

To the fullest extent permitted by applicable law, each Guarantor expressly authorizes the Guaranteed Parties to take and hold security in accordance with the terms of the Loan Documents for the payment and performance of the Guaranteed Obligations, to exchange, waive or release any or all such security (with or without consideration), to enforce or apply such security and direct the order and manner of any sale thereof in their sole discretion or to release or substitute any one or more other guarantors or obligors upon or in respect of the Guaranteed Obligations, all without affecting the obligations of any Guarantor hereunder.

(b) To the fullest extent permitted by applicable law, each Guarantor waives any defense based on or arising out of any defense of the Parent Borrower or any other Loan Party or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Parent Borrower or any other Loan Party, other than the payment in full in cash of all the Guaranteed Obligations. To the fullest extent permitted by applicable law and in accordance with articles 2021 and 2026 of the Luxembourg Civil Code, each Luxembourg Subsidiary Guarantor waives the bénéfice de discussion and the bénéfice de division. To the fullest extent permitted by applicable law, the Administrative Agent and the other Guaranteed Parties may, at their election and in accordance with the terms of the Loan Documents, foreclose on any security held by one or more of them by one or more judicial or nonjudicial sales, accept an assignment of any such security in lieu of foreclosure, compromise or adjust any part of the Guaranteed Obligations, make any other accommodation with the Parent Borrower or any other Loan Party or exercise any other right or remedy available to them against the Parent Borrower or any other Loan Party, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full in cash. To the fullest extent permitted by applicable law, each Guarantor waives any defense arising out of any such election even though such election operates, pursuant to applicable law, to impair or to extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Parent Borrower or any other Loan Party, as the case may be, or any security.

SECTION 2.04. Reinstatement. Each Guarantor agrees that, unless released pursuant to Section 5.12(b), its guarantee hereunder shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of any Guaranteed Obligations is rescinded or must otherwise be restored by any Guaranteed Party upon the bankruptcy or reorganization (or any analogous proceeding in any jurisdiction) of the Parent Borrower, any other Loan Party or otherwise.

SECTION 2.05. Agreement to Pay; Subrogation. In furtherance of the foregoing and not in limitation of any other right that the Administrative Agent or any other Guaranteed Party has at law or in equity against any Guarantor by virtue hereof, upon the failure of the Parent Borrower or any other Loan Party to pay any Guaranteed Obligation when and as the same shall become due, whether at maturity, by acceleration, after notice of prepayment or otherwise, each Guarantor hereby promises to and will forthwith pay, or cause to be paid, to the Administrative Agent for distribution to the applicable Guaranteed Parties in cash the amount of such unpaid Guaranteed Obligation. Upon payment by any Guarantor of any sums to the Administrative Agent as provided above, all rights of such Guarantor against the Parent Borrower or any other Loan Party arising as a result thereof by way of right of subrogation, contribution, reimbursement, indemnity or otherwise shall in all respects be subject to Article III.

SECTION 2.06. Information. Each Guarantor assumes all responsibility for being and keeping itself informed of the Parent Borrower’s and each other Loan Party’s financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks that such Guarantor assumes and incurs hereunder, and agrees that none of the Guaranteed Parties will have any duty to advise such Guarantor of information known to it or any of them regarding such circumstances or risks.

SECTION 2.07. Maximum Liability.

(a) Luxembourg Subsidiary Guarantor Guarantee Limitations.

(i) Notwithstanding anything herein to the contrary but subject to paragraph (ii) below, the obligations and liabilities of any Luxembourg Subsidiary Guarantor under this Agreement shall at no time, in the aggregate, exceed an amount equal to the maximum financial capacity of such Luxembourg Subsidiary Guarantor, such maximum financial capacity being limited to 90% of such Luxembourg Subsidiary Guarantor’s net capitaux propres (as referred to in article 34 of the Luxembourg law of 19th December 2002 on the commercial register and annual accounts, where the capitaux propres means the shareholder’s equity (including the share capital, share premium, legal and statutory reserves, other reserves, profits or losses carried forward, investment subsidies and regulated provisions) of such Luxembourg Subsidiary Guarantor as shown in the latest financial statements (comptes annuels) available at the date of the relevant payment hereunder and approved by the shareholders of such Luxembourg Subsidiary Guarantor and certified by the statutory auditors, as the case may be).

(ii) Notwithstanding anything herein to the contrary, the obligations and liabilities of any Luxembourg Subsidiary Guarantor under this Agreement shall not include any obligation or liability to the extent that, if so included, would constitute an abuse of assets as defined by article 171-1 of the Luxembourg law on commercial companies dated August 10, 1915 as amended.

(iii) The restrictions and limitations set forth in paragraph (i) above with respect to any Luxembourg Subsidiary Guarantor shall not apply to obligations and liabilities of such Luxembourg Subsidiary Guarantor under this Agreement in respect of:

(A) obligations of the subsidiaries of such Luxembourg Subsidiary Guarantor; and

(B) obligations of Holdings or any Subsidiary that is not a subsidiary of such Luxembourg Subsidiary Guarantor, up to an amount equal to the aggregate outstanding amount of loans and advances made, directly or indirectly, by Holdings or any such Subsidiary to such Luxembourg Subsidiary Guarantor or any subsidiary of such Luxembourg Subsidiary Guarantor.

(b) Notwithstanding anything to the contrary in this Agreement, the obligations and liabilities of any Subsidiary Guarantor that becomes a party to this Agreement after the date hereof shall be limited as and to the extent set forth in the applicable Supplement.

SECTION 2.08. Payments Free of Taxes. Any and all payments by or on account of any obligation of any Guarantor hereunder or under any other Loan Document shall be made free and clear of and without deduction for any Indemnified Taxes or Other Taxes on the same terms and to the same extent that payments by the Borrowers are required to be so made pursuant to the terms of Section 2.17 of the Credit Agreement. The provisions of Section 2.17 of the Credit Agreement shall apply to each Guarantor, mutatis mutandis.

ARTICLE III

Indemnity, Subrogation and Subordination

SECTION 3.01. Indemnity and Subrogation. In addition to all such rights of indemnity and subrogation as the Guarantors may have under applicable law (but subject to Section 3.03) in respect of any payment hereunder, each Borrower agrees that (a) in the event a payment in respect of any obligation of each Borrower shall be made by any Guarantor under this Agreement, each Borrower shall indemnify such Guarantor for the full amount of such payment and such Guarantor shall be subrogated to the rights of the Person to whom such payment shall have been made to the extent of such payment and (b) in the event any assets of any Guarantor shall be sold pursuant to any Security Document to satisfy in whole or in part any Guaranteed Obligations owed to any Guaranteed Party, each Borrower shall indemnify such Guarantor in an amount equal to the greater of the book value or the fair market value of the assets so sold.

SECTION 3.02. Contribution and Subrogation. Each Guarantor (a “Contributing Party”) agrees (subject to Sections 2.07 and 3.03) that, in the event a payment shall be made by any other Guarantor hereunder in respect of any Guaranteed Obligations or assets of any other Guarantor (other than any Borrower) shall be sold pursuant to any Security Document to satisfy any Guaranteed Obligation owed to any Guaranteed Party and such other Guarantor (the “Claiming Party”) shall not have been fully indemnified as provided in Section 3.01, the Contributing Party shall indemnify the Claiming Party in an amount equal to the amount of such payment or the greater of the book value or the fair market value of such assets, as the case may be, in each case multiplied by a fraction of which the numerator shall be the net worth of the Contributing Party on the date hereof (or, in the case of any Guarantor becoming a party hereto pursuant to Section 5.13, the date of the Supplement executed and delivered by such Guarantor) and the denominator shall be the aggregate net worth of all the Guarantors on the date hereof (or, in the case of any such Guarantor, such other date). Any Contributing Party making any payment to a Claiming Party pursuant to this Section 3.02 shall be subrogated to the rights of such Claiming Party under Section 3.01 to the extent of such payment.

SECTION 3.03. Subordination.

(a) Notwithstanding any provision of this Agreement to the contrary, but subject to Section 2.07, all rights of the Guarantors under Sections 3.01 and 3.02 and all other rights of the Guarantors of indemnity, contribution or subrogation under applicable law or otherwise shall be fully subordinated to the payment in full in cash of all the Guaranteed Obligations. No failure on the part of any Borrower or any Guarantor to make the payments required by Sections 3.01 and 3.02 (or any other payments required under applicable law or otherwise) shall in any respect limit the obligations and liabilities of any Guarantor with respect to its obligations hereunder, and each Guarantor shall remain liable for the full amount of the obligations of such Guarantor hereunder.

(b) Each Guarantor hereby agrees that upon the occurrence and during the continuance of an Event of Default and after notice from the Administrative Agent (provided that no such notice shall be required to be given in the case of any Event of Default arising under Section 7.01(h) or 7.01(i) of the Credit Agreement), all Indebtedness and other monetary obligations owed by it to, or to it by, any other Guarantor or any other Subsidiary shall be fully subordinated to the payment in full in cash of all the Guaranteed Obligations.

SECTION 3.04. Financial Assistance. Notwithstanding any other provision of this Agreement, the guarantee, indemnity and other obligations of each Guarantor expressed to be assumed in this Agreement shall be deemed not to be assumed by such Guarantor to the extent that the same would constitute unlawful financial assistance within the meaning of Articles 2:98c and/or 2:207c Dutch Civil Code or any other applicable financial assistance rules under any relevant jurisdiction (the “Prohibition”) and the provisions of this Agreement, the Loan Documents, the Swap Agreements and any document evidencing the Cash Management Obligations shall be construed accordingly. This Agreement does not apply to any liability to the extent that it would result in this Agreement constituting unlawful financial assistance within the meaning of section 678 or section 679 of the Companies Act 2006. For the avoidance of doubt it is expressly acknowledged that each Guarantor will continue to guarantee all such obligations which, if included, do not constitute a violation of the Prohibition.

ARTICLE IV

Representations and Warranties

Each Subsidiary Guarantor represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by such Subsidiary Guarantor of this Agreement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such Subsidiary Guarantor’s Equity Interests, and that this Agreement has been duly executed and delivered by such Subsidiary Guarantor and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Credit Agreement as to such Subsidiary Guarantor are true and correct in all material respects; provided that any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language is true and correct in all respects.1

ARTICLE V

Miscellaneous

SECTION 5.01. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Subsidiary Guarantor (other than any Luxembourg Subsidiary Guarantor) shall be given to it in care of Holdings as provided in Section 9.01 of the Credit Agreement. All communications and notices hereunder to any Luxembourg Subsidiary Guarantor shall be given to it at the address specified below the signature of such Luxembourg Subsidiary Guarantor.

SECTION 5.02. Waivers; Amendment.

(a) No failure or delay by the Administrative Agent, any Issuing Bank or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Issuing Banks and the Lenders hereunder and under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 5.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan or issuance of a Letter of Credit shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, any Lender or any Issuing Bank may have had notice or knowledge of such Default at the time. No notice or demand on any Loan Party in any case shall entitle any Loan Party to any other or further notice or demand in similar or other circumstances.

[1]	Subject to review of execution version of the credit agreement

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the Administrative Agent and the Guarantor or Guarantors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 9.02 of the Credit Agreement; provided that the Administrative Agent may, without the consent of any Guaranteed Party, consent to a departure by any Guarantor from any covenant of such Guarantor set forth herein to the extent such departure is consistent with the authority of the Administrative Agent set forth in the definition of the term “Collateral and Guarantee Requirement” in the Credit Agreement.

SECTION 5.03. Administrative Agent’s Fees and Expenses; Indemnification.

(a) Each Guarantor, jointly with the other Guarantors and severally, agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Parent Borrower” shall be deemed to be a reference to “each Guarantor.”

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Guarantor, jointly with the other Guarantors and severally, agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including the fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee by any third party or by Holdings or any Subsidiary arising out of, in connection with, or as a result of, the execution, delivery or performance of this Agreement or any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether brought by a third party or by Holdings or any Subsidiary and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or wilful misconduct of, or a breach of the Loan Documents by, such Indemnitee or its Related Parties.

(c) To the fullest extent permitted by applicable law, no Guarantor shall assert, and each Guarantor hereby waives, any claim against any Indemnitee (i) for any damages arising from the use by others of information or other materials obtained through telecommunications, electronic or other information transmission systems (including the Internet), provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such damages are determined by a court of competent jurisdiction by final, non-appealable judgment to have resulted from the gross negligence or wilful misconduct of, or a breach of the Loan Documents by, such Indemnitee or its Related Parties, or (ii) on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, any Loan Document or any agreement or instrument contemplated thereby, the Transactions, any Loan or Letter of Credit or the use of the proceeds thereof.

(d) The provisions of this Section 5.03 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby or thereby, the repayment of any of the Guaranteed Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document, or any investigation made by or on behalf of any Guaranteed Party. All amounts due under this Section shall be payable not later than 10 Business Days after written demand therefor; provided, however, any Indemnitee shall promptly refund an indemnification payment received hereunder to the extent that there is a final judicial determination that such Indemnitee was not entitled to indemnification with respect to such payment pursuant to this Section 5.03. Any such amounts payable as provided hereunder shall be additional Guaranteed Obligations.

SECTION 5.04. Successors and Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the permitted successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Guarantor or the Administrative Agent that are contained in this Agreement shall bind and inure to the benefit of their respective successors and assigns.

SECTION 5.05. Survival of Agreement. All covenants, agreements, representations and warranties made by the Loan Parties in this Agreement or any other Loan Document and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Guaranteed Parties and shall survive the execution and delivery of the Loan Documents and the making of any Loans and issuance of any Letters of Credit, regardless of any investigation made by or on behalf of any Guaranteed Party and notwithstanding that the Administrative Agent, any Issuing Bank, any Lender or any other Guaranteed Party may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended under the Credit Agreement or any other Loan Document, and shall continue in full force and effect until such time as (a) all the Loan Document Obligations (including LC Disbursements, if any, but excluding contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been paid in full in cash, (b) all Commitments have terminated or expired and (c) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligation to issue or amend Letters of Credit under the Credit Agreement.

SECTION 5.06. Counterparts; Effectiveness; Several Agreement. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Agreement. This Agreement shall become effective as to any Guarantor when a counterpart hereof executed on behalf of such Guarantor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Guarantor and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of such Guarantor, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that no Guarantor shall have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Agreement and the Credit Agreement. This Agreement shall be construed as a separate agreement with respect to each Guarantor and may be amended, modified, supplemented, waived or released with respect to any Guarantor without the approval of any other Guarantor and without affecting the obligations of any other Guarantor hereunder.

SECTION 5.07. Severability. Any provision of this Agreement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 5.08. Right of Set-Off. If an Event of Default under Sections 7.01(a), (b), (h) or (i) of the Credit Agreement shall have occurred and be continuing, each Lender, each Issuing Bank and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender, such Issuing Bank or any such Affiliate to or for the credit or the account of any Guarantor against any of and all the obligations of such Guarantor then due and owing under this Agreement held by such Lender or such Issuing Bank, irrespective of whether or not such Lender or such Issuing Bank shall have made any demand under this Agreement and although such obligations are owed to a branch or office of such Lender or such Issuing Bank different from the branch or office holding such deposit or obligated on such Indebtedness. The applicable Lender and Issuing Bank shall notify the applicable Guarantor and the Administrative Agent of such setoff and application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such setoff and application under this Section 5.08. The rights of each Lender, each Issuing Bank and their respective Affiliates under this Section 5.08 are in addition to other rights and remedies (including other rights of setoff) that such Lender, such Issuing Bank and their respective Affiliates may have.

SECTION 5.09. Governing Law; Jurisdiction; Consent to Service of Process; Appointment of Service of Process Agent.

(a) This Agreement shall be construed in accordance with and governed by the law of the State of New York.

(b) Each Guarantor hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent, any Issuing Bank or any Lender may otherwise have to bring any action or proceeding relating to this Agreement against any Guarantor or its respective properties in the courts of any jurisdiction.

(c) Each Guarantor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 5.01. Nothing in this Agreement will affect the right of any party to this Agreement or any other Loan Document to serve process in any other manner permitted by law.

(e) Each Subsidiary Guarantor hereby irrevocably designates, appoints and empowers the Parent Borrower as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any such action or proceeding.

SECTION 5.10. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 5.10.

SECTION 5.11. Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 5.12. Termination or Release.

(a) Subject to Section 2.04, this Agreement and the Guarantees made herein shall terminate when (i) all the Loan Document Obligations (including all LC Disbursements, if any, but excluding contingent obligations for indemnification, expense reimbursement, tax gross-up or yield protection as to which no claim has been made) have been paid in full in cash, (ii) all Commitments have terminated or expired and (iii) the LC Exposure has been reduced to zero (including as a result of obtaining the consent of the applicable Issuing Bank as described in Section 9.05 of the Credit Agreement) and the Issuing Banks have no further obligation to issue or amend Letters of Credit under the Credit Agreement.

(b) The guarantees made herein shall also terminate and be released at the time or times and in the manner set forth in Section 9.15 of the Credit Agreement.

(c) In connection with any termination or release pursuant to paragraph (a) or (b) of this Section, the Administrative Agent shall execute and deliver to any Loan Party, at such Loan Party’s expense, all documents that such Loan Party shall reasonably request to evidence such termination or release. Any execution and delivery of documents by the Administrative Agent pursuant to this Section shall be without recourse to or warranty by the Administrative Agent.

SECTION 5.13. Additional Subsidiary Guarantors. Pursuant to the Credit Agreement, additional Subsidiaries may be required to become Subsidiary Guarantors after the date hereof. Upon execution and delivery by the Administrative Agent and a Subsidiary of a Supplement, any such Subsidiary shall become a Subsidiary Guarantor hereunder with the same force and effect as if originally named as such herein. The execution and delivery of any such instrument shall not require the consent of any other Guarantor hereunder. The rights and obligations of each Guarantor hereunder shall remain in full force and effect notwithstanding the addition of any Subsidiary as a party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Master Guarantee Agreement as of the day and year first above written.

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (GLOBAL MEMORY HOLDINGS), INC.,

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director

By:	/s/ Elizabeth Orso
Witness
	Name:	Elizabeth Orso
	Title:	Paralegal

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (GLOBAL), INC.,

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director

By:	/s/ Trevor Dutcher
Witness
	Name:	Trevor Dutcher
	Title:	Sr. Corporate Counsel

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

SMART MODULAR TECHNOLOGIES, INC.

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director, CEO, President

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

ConXtra, Inc.

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director, CEO

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (CI), INC.,

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director

By:	/s/ Elizabeth Orso
Witness
	Name:	Elizabeth Orso
	Title:	Paralegal

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

SMART MODULAR TECHNOLOGIES (DE), INC.,

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director, CEO, President

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (DH) INC.,

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director

By:	/s/ Elizabeth Orso
Witness
	Name:	Elizabeth Orso
	Title:	Paralegal

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

SMART MODULAR TECHNOLOGIES (FOREIGN HOLDINGS), LIMITED

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director, President

By:	/s/ Elizabeth Orso
Witness
	Name:	Elizabeth Orso
	Title:	Paralegal

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

SMART Modular Technologies (Foreign Holdings), Limited

By:
	Name:	Iain MacKenzie
	Title:	Director, President

By:	/s/ Dr. Jan Könighaus
	Name:	Dr. Jan Könighaus
	Title:	Authorised Signatory

By:	/s/ Margot Kail
	Name:	Margot Kail
	Title:	Legal Assistant

[MASTER GUARANTEE AGREEMENT SIGNATURE PAGE]

SMART MODULAR TECHNOLOGIES (NL) B.V.

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director A

By:	/s/ Sang-Ki Brands
	Name:	Sang-Ki Brands
	Title:	Director B

[MASTER GUARANTEE SIGNATURE PAGE]

EXECUTED AS A DEED BY
SMART MODULAR TECHNOLOGIES (PUERTO RICO) INC.

By:	/s/ Iain MacKenzie
	Name:	Iain MacKenzie
	Title:	Director

By:	/s/ Elizabeth Orso
Witness
	Name:	Elizabeth Orso
	Title:	Paralegal

[MASTER GUARANTEE SIGNATURE PAGE]

SMART MODULAR TECHNOLOGIES DO BRASIL - INDÚSTRIA E COMÉRCIO DE COMPONENTES LTDA.

By:	/s/ Rogeno Duair Jacamini Nunes
	Name:	Rogeno Duair Jacamini Nunes
	Title:	General Manager

[MASTER GUARANTEE SIGNATURE PAGE]

SMART MODULAR TECHNOLOGIES INDÚSTRIA DE COMPONENTES ELETRÔNICOS LTDA.

By:	/s/ Rogeno Duair Jacamini Nunes
	Name:	Rogeno Duair Jacamini Nunes
	Title:	Managing Director

[MASTER GUARANTEE SIGNATURE PAGE]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, on behalf of itself and the other Guaranteed Parties,

By:	/s/ Goh Siew Tan
	Name:	Goh Siew Tan
	Title:	Vice President

[SIGNATURE PAGE TO GUARANTEE AGREEMENT]

Schedule I to

the Master Guarantee Agreement

INITIAL SUBSIDIARY GUARANTORS

ConXtra Inc.

SMART Modular Technologies (CI), Inc.

SMART Modular Technologies (DE), Inc.

SMART Modular Technologies (DH), Inc.

SMART Modular Technologies (Foreign Holdings), Limited

SMART Modular Technologies (NL), B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands, having its seat (statutaire zetel) in Amsterdam, The Netherlands and its registered office at Fred. Roeskestraat 123 I hg, 1076 EE Amsterdam, The Netherlands and registered with the Dutch Commercial Register (Handelsregister) under number 34277894

SMART Modular Technologies (Puerto Rico) Inc.

SMART Modular Technologies do Brasil- Indústria e Comércio de Componentes Ltda.

SMART Modular Technologies Indústria de Componentes Eletrônicos Ltda.

SUPPLEMENT NO.      dated as of [            ] , 20[    ] to the Master Guarantee Agreement dated as of August 26, 2011, among SMART Modular Technologies (Global Memory Holdings), Inc. (“Holdings”), SMART Modular Technologies (Global), Inc. (the “Parent Borrower”), SMART Modular Technologies, Inc. (the “Co-Borrower” and together with the Parent Borrower, the “Borrowers” and each a “Borrower”), the subsidiaries of Holdings party thereto (Holdings, the Borrower and such subsidiaries being collectively referred to as the “Guarantors”) and JPMorgan Chase Bank, N.A., as Administrative Agent.

A. Reference is made to the Credit Agreement dated as of August 26, 2011 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Holdings, the Parent Borrower, the Co-Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement and the Guarantee Agreement referred to therein, as applicable.

C. The Guarantors have entered into the Guarantee Agreement in order to induce the Lenders and the Issuing Banks to extend credit to the Borrowers. Section 5.13 of the Guarantee Agreement provides that additional Subsidiaries may become Subsidiary Guarantors under the Guarantee Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement to become a Subsidiary Guarantor under the Guarantee Agreement in order to induce the Lenders and the Issuing Banks to make additional extensions of credit under the Credit Agreement and as consideration for such extensions of credit previously issued.

Accordingly, the Administrative Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 5.13 of the Guarantee Agreement, the New Subsidiary by its signature below becomes a Subsidiary Guarantor under the Guarantee Agreement with the same force and effect as if originally named therein as a Subsidiary Guarantor, and the New Subsidiary hereby agrees to all the terms and provisions of the Guarantee Agreement applicable to it as a Subsidiary Guarantor (and a Guarantor) thereunder. Each reference to a “Subsidiary Guarantor” or a “Guarantor” in the Guarantee Agreement shall be deemed to include the New Subsidiary. The Guarantee Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Administrative Agent and the other Guaranteed Parties that (a) the execution, delivery and performance by the New Subsidiary of this Supplement have been duly authorized by all necessary corporate or other action and, if required, action by the holders of such New Subsidiary’s Equity Interests, and that this Supplement has been duly executed and delivered by the New Subsidiary and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, and (b) all representations and warranties set forth in the Credit Agreement as to the New Subsidiary are true and correct in all material respects as of the date hereof; provided that, to the extent such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date; provided further that any representation and warranty that is qualified as to “materiality,” “Material Averse Effect” or similar language is true and correct in all respects.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be effective as delivery of a manually signed counterpart of this Supplement. This Supplement shall become effective as to the New Subsidiary when a counterpart hereof executed on behalf of the New Subsidiary shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon the New Subsidiary and the Administrative Agent and their respective permitted successors and assigns, and shall inure to the benefit of the New Subsidiary, the Administrative Agent and the other Guaranteed Parties and their respective successors and assigns, except that the New Subsidiary shall not have the right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly provided in this Supplement, the Guarantee Agreement and the Credit Agreement.

SECTION 4. Except as expressly supplemented hereby, the Guarantee Agreement shall remain in full force and effect.

SECTION 5. This Supplement shall be construed in accordance with and governed by the law of the State of New York.

SECTION 6. Any provision of this Supplement held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace any invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of such invalid, illegal or unenforceable provisions.

SECTION 7. All communications and notices hereunder shall be in writing and given as provided in Section 5.01 of the Guarantee Agreement.

SECTION 8. The New Subsidiary agrees to reimburse the Administrative Agent for its fees and expenses incurred hereunder and under the Guarantee Agreement as provided in Section 9.03(a) of the Credit Agreement; provided that each reference therein to the “Parent Borrower” shall be deemed to be a reference to “the New Subsidiary.”

SECTION 9. The New Subsidiary is a [company] duly [incorporated] under the law of [name of relevant jurisdiction]. [If applicable:] The guarantee of the New Subsidiary in respect of obligations of any Person other than its Subsidiary is subject to the following limitations:

(a) if the New Subsidiary is incorporated in [    ], the limitations set forth in paragraph [    ] of Section 2.07 of the Guarantee Agreement; and

(b) [if the New Subsidiary is incorporated in any other jurisdiction, is giving a guarantee other than in respect of its subsidiary and limitations other than those set out in Section 2.07 of the Guarantee Agreement are agreed in respect of the New Subsidiary by the Administrative Agent, insert guarantee limitation wording for relevant jurisdiction that is reasonably satisfactory to the Administrative Agent.]

IN WITNESS WHEREOF, the New Subsidiary and the Administrative Agent have duly executed this Supplement to the Master Guarantee Agreement as of the day and year first above written.

[Name Of New Subsidiary],

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A., as Administrative Agent, on behalf of itself and the other Guaranteed Parties,

By:
Name:
Title:

SIGNATURE PAGE TO SUPPLEMENT TO THE MASTER GUARANTEE AGREEMENT